SEGMENT REPORTING	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
SEGMENT REPORTING
NOTE 9 –           SEGMENT REPORTING:

The Company operates in one reportable segment: clinical development. The clinical development segment facilitates the development of potential new drug compounds, and its business is unified for the purposes of valuation of its performance.

Management does not segregate its business for internal reporting. The Company's Chief Operating Decision Maker (“CODM”), who is the CEO evaluates the Company's performance based on its unified internal reporting which is consistent with the presentation in the Company’s financial statements.

The CODM uses quantitative and qualitative factors including net loss, and quarterly cash burn in benchmarking the Company to its competitors. The competitive analysis along with the monitoring of budgeted versus actual results are used in assessing performance of the segment and in establishing management’s compensation. The Company operates as a single reportable segment, and the segment measure used by the CODM for evaluating performance and allocating resources is the net loss.

Following is the Company's disclosers about significant segment expenses:

	For the Year Ended December 31,
	2024	2023	2022
Payroll and related Expenses	$1,358	$1,576	1,546
Clinical Trial Expenses	10,289	4,262	1,121
Other segment items *	2,941	3,506	6,125
Segment Loss	$14,588	$9,344	8,792

*Other Segment items included in net loss includes income tax expenses, financial income, Share-based compensation expenses, rent and office maintenance expenses, Subcontractors and consultants’ expenses, D&O insurance expenses and other expenses.